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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                       8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of Earliest Event Reported): April 6, 2000


                                PENDA CORPORATION
             (Exact name of registrant as specified in its charter)

           FLORIDA                  33-77728                    65-0463658
  (STATE OF INCORPORATION)    (COMMISSION FILE NO.)           (I.R.S. EMPLOYER
                                                             IDENTIFICATION NO.)

                                 (608) 742-5301
              (Registrant's telephone number, including area code)



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Item 5.  Other Events.

         On March 29, 2000, Penda Corporation announced a definitive Agreement for the sale of the Company to a group led by William Blair Capital Partners along with co-investors, Wind Point Partners and Norwest Equity Partners.


Item 7.  Financial Statements and Exhibits.

         Exhibits:
         99.1     Press release, dated March 29, 2000.



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                                By: /s/  Samuel Mostkoff
                                                Name:    Samuel Mostkoff
                                                Title:   Vice President and
                                                         General Counsel

Date:  March 29, 2000




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